UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

Amendment No. 2

to

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2017

My Cloudz, Inc.
(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-55852

(Commission File Number)

36-4797193

(IRS Employer Identification No.)

4010 East Tanager Lane, #A

Mead, Washington 99021

(Address of principal executive offices)(Zip Code)

(253) 470-8043

Registrant’s telephone number, including area code

430/23 Moo 12, Nongprue, Banglamung

Chonburi, 20150 Thailand

(Former name or former address, if changed since last report.)

Copies to:

Thomas E. Puzzo, Esq.

Law Offices of Thomas E. Puzzo, PLLC

3823 44th Ave. NE

Seattle, Washington 98105

Telephone No.: (206) 522-2256

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains forward looking statements that involve risks and uncertainties, principally in the sections entitled “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” All statements other than statements of historical fact contained in this Form 8-K, including statements regarding future events, our future financial performance, business strategy and plans and objectives of management for future operations, are forward-looking statements. We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should,” or “will” or the negative of these terms or other comparable terminology. Although we do not make forward looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks outlined under “Risk Factors” or elsewhere in this Form 8-K, which may cause our or our industry’s actual results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time and it is not possible for us to predict all risk factors, nor can we address the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements included in this document are based on information available to us on the date hereof, and we assumes no obligation to update any such forward-looking statements.

You should not place undue reliance on any forward-looking statement, each of which applies only as of the date of this Form 8-K. Before you invest in our securities, you should be aware that the occurrence of the events described in the section entitled “Risk Factors” and elsewhere in this Form 8-K could negatively affect our business, operating results, financial condition and stock price. Except as required by law, we undertake no obligation to update or revise publicly any of the forward-looking statements after the date of this Form 8-K to conform our statements to actual results or changed expectations.

Item 1.01 Entry into a Material Definitive Agreement

On October 9, 2017, My Cloudz, Inc., a Nevada corporation (the “Company”), entered into a Share Exchange Agreement (the “Share Exchange Agreement”), by and among the Company, GridIron BioNutrients, Inc., a Nevada corporation (“GridIron BioNutrients”), and the holders of common stock of GridIron BioNutrients, which consisted of 3 stockholders.

Under the terms and conditions of the Share Exchange Agreement, the Company offered, sold and issued 70,000,000 shares of common stock of the Company in consideration for all the issued and outstanding shares in GridIron BioNutrients. The effect of the issuance is that former GridIron BioNutrients shareholders now hold approximately 57.0% of the issued and outstanding shares of common stock of the Company, and GridIron BioNutrients is now a wholly-owned subsidiary of the Company.

Darren Long, the founder of GridIron BioNutrients, and the Company’s new Chief Executive Officer, Chairman of the board of directors, and Secretary, is the holder of 35,000,000 shares of common stock of the Company. Timothy Orr, the Company’s new President and a director of the Company, is the holder of 17,500,000 shares of common stock of the Company. Brian Martinho, the Company’s new Treasurer and a director, is the holder of 17,500,000 shares of common stock of the Company. The Company’s new officers and sole director, therefore, control an aggregate of 70,000,000, or 57.0%, of the outstanding common stock of the Company, on a fully diluted basis.

GridIron BioNutrients was incorporated on July 20, 2017, in Nevada. The business of GridIron BioNutrients is now our principal business. GridIron BioNutrients is organized for various investments under the GridIron BioNutrients brand as well as to conduct any other related business and activities. GridIron BioNutrients is the owner and has right to intellectual property, including trademark, trade dress, images, likenesses and other associated intellectual property, such as the name “Sony Hill” related to Timothy Orr.

Our executive offices are located at 4010 East Tanager Lane, #A, Mead, Washington 99021.

2

Item 2.01 Completion of Acquisition or Disposition of Assets

The information disclosed in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.01.

As described in Item 1.01 above, on we completed the acquisition of GridIron BioNutrients pursuant to the Share Exchange Agreement. The disclosures in Item 1.01 of this Form 8-K regarding the transactions contemplated by the Share Exchange Agreement are incorporated herein by reference in its entirety.

FORM 10 DISCLOSURE

The Company was a “shell company” (as such term is defined in Rule 12b-2 under the Exchange Act) immediately before the completion of the transactions contemplated by the Share Exchange Agreement. Accordingly, pursuant to the requirements of Item 2.01(f) of Form 8-K, set forth below is the information that would be required if the Company was required to file a general form for registration of securities on Form 10 under the Exchange Act with respect to its common stock, which is the only class of the Company’s securities subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act upon consummation of the transactions contemplated by the Share Exchange Agreement. The information provided below relates to the combined operations of the Company after the acquisition of GridIron BioNutrients, except that information relating to periods prior to the date of the reverse acquisition only relate to GridIron BioNutrients and its consolidated subsidiaries unless otherwise specifically indicated.

DESCRIPTION OF BUSINESS

Our Corporate History and Background

My Cloudz, Inc. was incorporated on July 31, 2014 under the laws of the State of Nevada. From our formation on July 31, 2014 until October 9, 2017, we were engaged in the business of cloud storage services. Sommay Vongsa served as President, Secretary, Treasurer and sole director from July 31, 2014, until his resignation on October 9, 2017. Concurrent with his resignation, Mr. Vongsa appointed Darren Long, as the Company’s new Chief Executive Officer, Secretary, Chairman of the board of directors, and Secretary; Timothy Orr, as the Company’s new President and a director; and Brian Martinho, as the Company’s new Treasurer and a director.

The Company does not have any current plans, arrangements, discussions or intentions, whether written or oral, to engage in a merger or acquisition with an identified or unidentified company or person to be used as a vehicle for a private company to become a reporting company.

From inception until we completed our reverse acquisition of GridIron BioNutrients, the principal business of cloud storage services.

Reverse Acquisition of GridIron BioNutrients

On October 9, 2017, My Cloudz, Inc. entered into a Share Exchange Agreement (the “Share Exchange Agreement”), by and among the Company, GridIron BioNutrients, Inc., a Nevada corporation (“GridIron BioNutrients”), and the holders of common stock of GridIron BioNutrients. The holders of the common stock of GridIron BioNutrients consisted of 3 stockholders.

Under the terms and conditions of the Share Exchange Agreement, the Company offered, sold and issued 70,000,000 shares of common stock in consideration for all the issued and outstanding shares in GridIron BioNutrients. The effect of the issuance is that GridIron BioNutrients shareholders now hold approximately 57.0% of the issued and outstanding shares of common stock of the Company.

Darren Long, the founder of GridIron BioNutrients, and the Company’s new Chief Executive Officer, Chairman of the board of directors, and Secretary, is the holder of 35,000,000 shares of common stock of the Company. Timothy Orr, the Company’s new President and a director of the Company, is the holder of 17,500,000 shares of common stock of the Company. Brian Martinho, the Company’s new Treasurer and a director, is the holder of 17,500,000 shares of common stock of the Company. The Company’s new officers and sole director, therefore, control an aggregate of 70,000,000, or 57.0%, of the outstanding common stock of the Company, on a fully diluted basis.

3

As a result of the share exchange, GridIron BioNutrients is now a wholly-owned subsidiary of the Company.

The share exchange transaction with GridIron BioNutrients was treated as a reverse acquisition, with GridIron BioNutrients as the acquiror and the Company as the acquired party. Unless the context suggests otherwise, when we refer in this Form 8-K to business and financial information for periods prior to the consummation of the reverse acquisition, we are referring to the business and financial information of GridIron BioNutrients.

Organization & Subsidiaries

We have one operating subsidiary, GridIron BioNutrients, Inc., a Nevada corporation.

Overview of GridIron BioNutrients

Our wholly owned subsidiary, GridIron BioNutrients was incorporated on July 20, 2017, in Nevada.

The business of GridIron BioNutrients is now the principal business of the Company. GridIron BioNutrients is in the business of marketing and selling cannabidiol products line of capsules, oil, ointments, concentrates and water.

GridIron BioNutrients principal administrative offices are located at 4010 East Tanager Lane, #A, Mead, Washington 99021. Our website is www.gridirionbionutrients.com.

Summary Financial Information

The tables and information below are derived from our audited financial statements as of August 31, 2017.

August 31, 2017
Financial Summary
Cash and Deposits	$25
Total Assets	25
Total Liabilities	16,101
Total Stockholders’ Equity	$2,825

Primary Business

GridIron BioNutrients is in the business of marketing and selling cannabidiol products line of capsules, oil, ointments, concentrates and water. GridIron BioNutrients is the owner and has right to intellectual property, including trademark, trade names, images, likenesses and other associated intellectual property, such as the name “Gridion BioNutrients” and related to Darren Long.

We intend to:

•	establish a cannabidiol products platform and brand;
•	enter into agreements with strategic partners in the cannabidiol products industry; and
•	establish key exclusive strategic alliances which serve to accomplish the task of becoming the market leader.

4

Principal Products

Gridiron BioNutrients principal products currently include:

Gridiron MVP™ Water Beverage (16.9oz)

Gridiron MVP™ Concentrate (2oz / 4oz)

These products contain a proprietary blend of humic and fulvic acid, trace minerals, probiotics, electrolytes, cannabidiol (CBD) within an alkaline of pH10.

Gridiron has secured the rights to this proprietary formulation through its CEO, Mr. Long.

(VERBAL AGREEMENT).

Gridiron has the exclusive right(s) to develop CBD products with this formulation. However, Gridiron is limited to developing only CBD products with this formulation and as such does not have any rights to develop products that do not contain CBD with this formulation.

In addition to the Gridiron MVP™ beverage and concentrate Gridiron currently has the following products available to market:

Gridiron Salve

Gridiron Premium Hemp Oil Drops (1oz /2oz)

Gridiron Premium Hemp Oil Capsules

Gridiron executed a 1 month “trial period” Manufacture Distribution Agreement on September 22, 2017 with a manufacturer of high quality CBD for the above mentioned products. The Distribution Agreement allows Gridiron to “White Label” (market and distribute) on a non-exclusive basis the above products under the Gridiron name. The Company anticipates executing a long term Manufacture Agreement with this Company or a similar Company within the next three months.

Distribution of Products

Gridiron’s products are currently available for sale on its website http://gridironbionutrients.com. The Company intends to retain a consultant(s) to provide avenues to distribution its products within the next twelve months. However, in order to retain any consultant(s) the Company will require funding and currently the Company does not have the required funding to accomplish this task. If the Company is unable to secure financing; it would likely result in a material loss of any investment made into the Company.

Competition

Competition within the Cannabidiol (CBD) industry is intense with many well established Companies within the market and numerous start-up companies entering the market. Gridiron intends to brand and market high quality CBD products through both exclusive and non-exclusive strategic alliances that will serve to make the Company a market leader.

In addition to the products described herein the Company intends to add an additional CBD water beverage to its product line within the next 4-5 months. The Company can provide no assurance or guarantee that it will be able to develop and/or maintain any strategic alliances now or in the future or that its anticipated new CBD beverage will be accepted by the market if and when developed. If the Company cannot develop and maintain strategic alliances or be successful with the offer of its CBD products and proposed CBD products it would be a significant material negative impact on the business that could result in a significant loss to any investment made into the Company.

Sources of Raw Materials

Gridiron MVP™ product(s) contain proprietary blend of nutrients that are sourced from various third parties and formulated into the water beverage and concentrate. If for any reason any of these sources are disrupted and the Company is unable to obtain the raw materials necessary to formulate the Gridiron MVP™ product(s) it would materially impact the business that may result in significant losses. Moreover, the Company will be dependent upon third party bottling facilities for its Gridiron MVP™ product; currently the Company has no arrangements or otherwise with any bottling facility and cannot provide any assurance that a suitable bottling facility can be retained or maintained in the future.

The Company currently has a Distribution place for the Gridiron Salve, Gridiron Premium Hemp Oil Drops (1oz /2oz) and Gridiron Premium Hemp Oil Capsules. If there is a disruption with the manufacturer of these products for any reason with the Company it could result in significant delays and/or the inability to deliver the products to customers which would negatively impact the Company’s business.

5

Strategic Partners

The Company intends to develop both exclusive and non-exclusive strategic alliances that promote the Company’s products.

On November 13, 2017, GridIron BioNutrients, Inc., a Nevada corporation (“GridIron”), a wholly owned subsidiary of My Cloudz, Inc., a Nevada corporation (the “Company”), announced that it had entered into an Endorsement Agreement, dated October 30, 2017, by and among the Company, National Football League Alumni, Inc. (“NFLA”), National Football League Alumni – Northern California Chapter, and Food For Athletes, Inc.

On November 7, 2017, the parties to the Endorsement Agreement amended to Endorsement Agreement by way of entering into an Endorsement Agreement Addendum I.

Under the terms and conditions of the Endorsement Agreement, as amended, the Company has the right, subject to prior approval by the NFLA, to use NFLA name, and Pro Football Legends Logo and any other means of endorsement by the NFLA used in connection with the advertisement and promotion of the Company and the following GridIron products: Gridiron CBD H2O Probiotics™ Water, Gridiron MVP™ and Gridiron MVP™ Concentrate using the Pro Football Legends Logo on the Licensed Products’ affixed labels, hang-tags or packaging.

In consideration of the endorsement rights granted under the Endorsement Agreement, as amended, GridIron is obligated to pay the following:

(i)	An initial one-time license fee of $35,000, payable to the NFLA-NC;

(ii)

A one-time $10,000 promotional fee payable to NFLA. The $10,000 promotional fee shall be payable in four (4) quarterly payments beginning in 2018: Q1 ($2500); Q2 ($2500); Q3 ($2500); Q4 ($2500). Each payment shall be delivered by no later than the 10th day of the first month of each quarter; and

(iii)

A donation of $0.05 per Unit sold of Licensed Products within the Contract Territory payable to the NFL Alumni Northern California Chapter. Donated amounts will be allocated and dispersed to the Northern California Chapter beginning on the first full quarter [three (3) month period] of the Agreement and continue on a quarterly basis thereafter for the term of this Agreement. Where the following per Unit conversion shall apply for the term of this Agreement:

a.	(1) Bottle Gridiron MVP™ Water	= $0.05
b.	(1) Bottle Gridiron CBD H20 Probiotics™ Water	= $0.05
c.	(1) 4oz bottle of Gridiron MVP™ Concentrate	= $1.50

Additionally, GridIron is obligated to provide to the NFLA up to 2,000 two-ounce bottles of Gridiron MVP™ Concentrate and provide a combination/assortment of bottle water to NFLA-NC for display and use though out the term of the Agreement at the NFLA-NC facilities.

The Endorsement Agreement expires November 2, 2020.

Intellectual Property

We rely on a combination of trademark laws, trade secrets, confidentiality provisions and other contractual provisions to protect our proprietary rights, which are primarily our brand names, product designs and marks. We do not own any patents.

6

The Company has filed four trademark applications with the U.S. Patent & Trademark Office (USPTO) as follows:

87594229 - GRIDIRON BIONUTRIENTS in international class 005 (supplements)

87594267 - GRIDIRON MVP in international class 005 (supplements)

87594303 - GRIDIRON BIONUTRIENTS in international class 032 (beverages)

87594316 - GRIDIRON MVP in international class 032 (beverages)

Darren Long, the Chief Executive Officer and Chairman of the Board of Directors of the Company, is providing the Gridiron MVP™ formulation(s) to the Company at no charge to the Company. Gridiron has the exclusive right(s) to develop CBD products with this formulation. However, Gridiron is limited to developing only CBD products with this formulation and as such does not have any rights to develop products that do not contain CBD with this formulation.

The Company does not believe that there is any legal limitation on its ability to enforce the protection of its intellectual property due to federal and state laws prohibiting the production and sale of CBD.

Government Regulation and Approvals

We are not aware of any governmental regulations or approvals needed for any of our products. We do not believe that we are subject to any government regulations relating to the ownership and licensing of our intellectual property.

Federal Controlled Substances Act

As of June 2017, there are a total of 29 states, plus the District of Columbia, with legislation passed as it relates to medicinal cannabis. These state laws are in direct conflict with the United States Federal Controlled Substances Act (21 U.S.C. § 811) (“CSA”), which places controlled substances, including cannabis, in a schedule. Cannabis is classified as a Schedule I drug, which is viewed as having a high potential for abuse, has no currently-accepted use for medical treatment in the U.S., and lacks acceptable safety for use under medical supervision.

These 29 states, and the District of Columbia, have adopted laws that exempt patients who use medicinal cannabis under a physician’s supervision from state criminal penalties. These are collectively referred to as the states that have de-criminalized medicinal cannabis, although there is a subtle difference between de-criminalization and legalization, and each state’s laws are different.

The dichotomy between federal and state laws has also limited the access to banking and other financial services by marijuana businesses. Recently the U.S. Department of Justice and the U.S. Department of Treasury issued guidance for banks considering conducting business with marijuana dispensaries in states where those businesses are legal, pursuant to which banks must now file a Marijuana Limited Suspicious Activity Report that states the marijuana business is following the government’s guidelines with regard to revenue that is generated exclusively from legal sales. However, since the same guidance noted that banks could still face prosecution if they provide financial services to marijuana businesses, it has led to the widespread refusal of the banking industry to offer banking services to marijuana businesses operating within state and local laws.

7

In an effort to provide guidance to federal law enforcement, the Department of Justice (the “DOJ”) has issued Guidance Regarding Marijuana Enforcement to all United States Attorneys in a memorandum from Deputy Attorney General David Ogden on October 19, 2009, in a memorandum from Deputy Attorney General James Cole on June 29, 2011 and in a memorandum from Deputy Attorney General James Cole on August 29, 2013. Each memorandum provides that the DOJ is committed to the enforcement of the CSA, but the DOJ is also committed to using its limited investigative and prosecutorial resources to address the most significant threats in the most effective, consistent, and rational way.

The August 29, 2013 memorandum provides updated guidance to federal prosecutors concerning marijuana enforcement in light of state laws legalizing medical and recreational marijuana possession in small amounts. The memorandum sets forth certain enforcement priorities that are important to the federal government:

•	Distribution of marijuana to children;
•	Revenue from the sale of marijuana going to criminals;
•	Diversion of medical marijuana from states where it is legal to states where it is not;
•	Using state authorized marijuana activity as a pretext of other illegal drug activity;
•	Preventing violence in the cultivation and distribution of marijuana;
•	Preventing drugged driving;
•	Growing marijuana on federal property; and
•	Preventing possession or use of marijuana on federal property.

The DOJ has not historically devoted resources to prosecuting individuals whose conduct is limited to possession of small amounts of marijuana for use on private property, but has relied on state and local law enforcement to address marijuana activity. In the event the DOJ reverses its stated policy and begins strict enforcement of the CSA in states that have laws legalizing medical marijuana and recreational marijuana in small amounts, there may be a direct and adverse impact to our business and our revenue and profits.

Based on public statements and reports, we understand that certain aspects of those laws and policies are currently under review, but no official changes have been announced. It is possible that certain changes to existing laws or policies could have a negative effect on our business and results of operations.

Although we do not produces, handle or sell cannabis, and the possession, cultivation and distribution of marijuana for medical use is permitted in Nevada, and medical and recreational use is permitted in the State of Washington, where our administrative offices are located, provided compliance with applicable state and local laws, rules, and regulations, marijuana is illegal under federal law. We believe we operate our business in compliance with applicable Nevada and Washington law and regulations. Any changes in federal, state or local law enforcement regarding marijuana may affect our ability to operate our business. Strict enforcement of federal law regarding marijuana would likely result in the inability to proceed with our business plans, could expose us to potential criminal liability and could subject our properties to civil forfeiture. Any changes in banking, insurance or other business services may also affect our ability to operate our business.

Employees

As of the date hereof, we have 3 non-employee officers who operate our company Darren Long, the founder of GridIron BioNutrients, and the Company’s new Chief Executive Officer, Chairman of the board of directors, who spends approximately 25 hours per week on Company business; Timothy Orr, the Company’s new President and a director, who spends approximately 25 hours per week on Company business; and Brian Martinho, our Treasurer and a director, who spends approximately 25 hours per week on Company business.

DESCRIPTION OF PROPERTIES

Our executive offices are located at 4010 East Tanager Lane, #A, Mead, Washington 99021.

We do not own any real estate or other physical properties.

8

RISK FACTORS

You should carefully consider the risks described below together with all of the other information included in this Form 8-K before making an investment decision with regard to our securities. The statements contained in or incorporated herein that are not historic facts are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by forward-looking statements. If any of the following risks actually occurs, our business, financial condition or results of operations could be harmed. In that case, you may lose all or part of your investment.

RISKS RELATING TO OUR COMPANY

Our auditors have expressed substantial doubt about our ability to continue as a going concern.

Our audited financial statements for the period from July 20, 2017 (inception) through August 31, 2017 were prepared assuming that we will continue our operations as a going concern. Our wholly-owned subsidiary, GridIron BioNutrients, Inc., was incorporated on July 20, 2017, and does not have a history of earnings. As a result, our independent accountants in their audit report have expressed substantial doubt about our ability to continue as a going concern. Continued operations are dependent on our ability to complete equity or debt financings or generate profitable operations. Such financings may not be available or may not be available on reasonable terms. Our financial statements do not include any adjustments that may result from the outcome of this uncertainty.

If our estimates related to future expenditures are erroneous or inaccurate, our business will fail and you could lose your entire investment.

Our success is dependent in part upon the accuracy of our management’s estimates of our future cost expenditures for legal and accounting services (including those we expect to incur as a publicly reporting company), for website marketing and development expenses, and for administrative expenses, which management estimates to be approximately $500,000 over the next twelve months. If such estimates are erroneous or inaccurate, or if we encounter unforeseen costs, we may not be able to carry out our business plan, which could result in the failure of our business and the loss of your entire investment.

9

If we are not able to develop out business as anticipated, we may not be able to generate revenues or achieve profitability and you may lose your investment.

Our wholly-owned subsidiary, GridIron BioNutrients, was incorporated on July 20, 2017, and our net loss for the period from inception (July 20, 2017) to August 31, 2017 was $16,101. We have no customers, and we have not earned any revenues to date. Our business prospects are difficult to predict because of our limited operating history, and unproven business strategy. Our primary business activities will be focused on the commercialization of licensing our GridIron BioNutrients brand. Although we believe that our business plan has significant profit potential, we may not attain profitable operations and our management may not succeed in realizing our business objectives. If we are not able to develop out business as anticipated, we may not be able to generate revenues or achieve profitability and you may lose your entire investment.

Potential disputes related to the existing agreement pursuant to which we purchased the intellectual property rights underlying our business could result in the loss of rights that are material to our business.

The acquisition of the intellectual property of GridIron BioNutrients, by way of the Share Exchange Agreement, by and among the Company, GridIron BioNutrients, Inc., and the holders of common stock of GridIron BioNutrients, is of critical importance to our business and involves complex legal, business, and scientific issues. Although we have clear title to and no restrictions to use our intellectual property, disputes may arise regarding the Share Exchange Agreement, including but not limited to, the breaches of representations or other interpretation-related issues. If disputes over intellectual property that we have acquired under the Share Exchange Agreement prevent or impair our ability to maintain our current intellectual property, we may be unable to successfully develop and commercialize our business.

We could be found to be violating laws related to cannabis , and violating laws related to cannabis may result in the Company ceasing operations.

Currently, there are 29 states plus the District of Columbia that have laws and/or regulations that recognize, in one form or another, legitimate medical uses for cannabis and consumer use of cannabis in connection with medical treatment. Many other states are considering similar legislation. Conversely, under the CSA, the policies and regulations of the federal government and its agencies are that cannabis has no medical benefit and a range of activities including cultivation and the personal use of cannabis is prohibited. Unless and until Congress amends the CSA with respect to medical marijuana, as to the timing or scope of any such amendments there can be no assurance, there is a risk that federal authorities may enforce current federal law. The risk of strict enforcement of the CSA in light of Congressional activity, judicial holdings, and stated federal policy remains uncertain. Although we do not cultivate, produce, sell and distribute medical marijuana, we have risk that we will be deemed to facilitate the selling or distribution of medical marijuana-related products in violation of federal law. Finally, we could be found in violation of the CSA in connection with the sale of our products. This would cause a direct and adverse effect on our subsidiaries’ businesses, or intended businesses, and on our revenue and prospective profits.

We may be found in violation of the United States Federal Controlled Substance Act in connection with the sale of our products because a court could find that CBD products are a Schedule I controlled substance under the CSA. We have no knowledge of whether the Drug Enforcement Agency considers our CBD products a Schedule I controlled substance. The Company relies upon the language in the CSA which states, “…does not include the mature stalks of such plant, fiber produced from such stalks, oil or cake made from the seeds of such plant . . . .” as interpreted by the United States Court of Appeals for the Ninth Circuit in its opinion in Hemp Indus. Ass'n. v. Drug Enf't Admin., 357 F.3d 1012 (9th Cir. 2004) to conclude that its CBD products are legal.

Prospective customers may be deterred from doing business with a company with a significant nationwide online presence because of fears of federal or state enforcement of laws prohibiting possession and sale of medical or recreational marijuana.

Our website is visible in jurisdictions where medicinal and/or recreational use of marijuana-related products is not permitted and, as a result, we may be found to be violating the laws of those jurisdictions.

Marijuana is illegal under federal law.

Marijuana is a Schedule-I controlled substance and is illegal under federal law. Even in those states in which the use of marijuana has been legalized, its use remains a violation of federal law. Since federal law criminalizing the use of marijuana preempts state laws that legalize its use, strict enforcement of federal law regarding marijuana-related products would likely result in our inability to proceed with our business plan, especially in respect of our production of SBD products. In addition, our assets, including real property, cash, equipment and other goods, could be subject to asset forfeiture because marijuana is federally illegal.

In February 2017, the Trump administration announced that there may be “greater enforcement” of federal laws regarding marijuana. Any such enforcement actions could have a negative effect on our business and results of operations.

10

Darren Long, our Chief Executive Officer and a director, could engage in activities which could be deemed to be a conflict of interest with the Company.

Darren Long is affiliated with the companies Blackmp Living Water, Livia Global and Food for Athletes. There are some similarities between the products offered by these entities and the Company’s products. Accordingly, Mr. Long could have a conflict of interest in his duties as an officer or director of all four entities to simultaneously pursue the same business opportunities for the Company, Blackmp Living Water, Livia Global and/or Food for Athletes. The Company’s oral license agreement with Mr. Long does not detail the circumstances under which he can be involved with other nutritional products. If Mr. Long pursues a business opportunity for one entity while having the fiduciary duty to pursue that same business opportunity for the Company, Mr. Long’s devotion of time and duties to Blackmp Living Water, Livia Global and Food for Athletes may hurt the operation of our business.

The US Food and Drug Administration (“FDA”) and other government regulation may restrict our ability to sell our products.

We are subject to various federal, state and local laws and regulations affecting our business. Our products are subject to regulation by the FDA, including regulations with respect to labeling of products, approval of ingredients in products, claims made regarding the products, and disclosure of product ingredients. If we do not comply with these regulations, the FDA could force us to stop selling the affected products or require us to incur substantial costs in adopting measures to maintain compliance with these regulations. Our advertising claims regarding our products are subject to the jurisdiction of the FTC as well as the FDA. In both cases we are required to obtain scientific data to support any advertising or labeling health claims we make concerning our products. If we are unable to provide the required support for such claims, the FTC may stop us from making such claims or require the company to stop selling the affected products.

We expect to suffer losses in the immediate future that may cause us to curtail or discontinue our operations.

We expect to incur operating losses in future periods. These losses will occur because we do not yet have any revenues to offset the expenses associated with the development of brand and our business operations, generally. We cannot guarantee that we will ever be successful in generating revenues in the future. We recognize that if we are unable to generate revenues, we will not be able to earn profits or continue operations. There is no history upon which to base any assumption as to the likelihood that we will prove successful, and we can provide investors with no assurance that we will generate any operating revenues or ever achieve profitable operations. If we are unsuccessful in addressing these risks, our business will almost certainly fail.

We may not be able to execute our business plan or stay in business without additional funding.

Our ability to generate future operating revenues depends in part on whether we can obtain the financing necessary to implement our business plan. We will likely require additional financing through the issuance of debt and/or equity in order to establish profitable operations, and such financing may not be forthcoming. As widely reported, the global and domestic financial markets have been extremely volatile in recent months. If such conditions and constraints continue or if there is no investor appetite to finance our specific business, we may not be able to acquire additional financing through credit markets or equity markets. Even if additional financing is available, it may not be available on terms favorable to us. At this time, we have not identified or secured sources of additional financing. Our failure to secure additional financing when it becomes required will have an adverse effect on our ability to remain in business.

The loss of the services of Darren Long, our Chief Executive Officer and Chairman of the Board of Directors, or our failure to timely identify and retain competent personnel could negatively impact our ability to develop our website and sell our services.

We are highly dependent on Darren Long, whose persona is that upon which we base our business. The development of our brand licensing business will continue to place a significant strain on our limited personnel, management, and other resources. Our future success depends upon the continued services of our executive officers who are developing our business, and on our ability to identify and retain competent consultants and employees with the skills required to execute our business objectives. The loss of the services of Darren Long or our failure to timely identify and retain competent personnel would negatively impact our ability to develop our business and license our brand, which could adversely affect our financial results and impair our growth.

11

Our success depends on the value of our brands, and if the value of our brands were to diminish, our revenues, results of operations and prospects would be adversely affected.

Our success depends on our brands and their value. Our business would be adversely affected if:

•	Darren Long’s public image or reputation were to be tarnished;
•	Darren Long, as well as his name, his image and the trademarks and other intellectual property rights relating to these, are integral to our marketing efforts and form the core of our brand name. Our continued success and the value of our brand name therefore depends, to a large degree, on the reputation of Darren Long.
•	Our licensees were to diminish the quality of our brands

We have entered into one distribution agreement for our branded products with a strategic partners. While we require that our licensees maintain the quality of our brands through specific contractual provisions, we cannot be certain that our licensees, or their manufacturers and distributors, will honor their contractual obligations or that they will not take other actions that will diminish the value of our brand name.

The loss of our rights to use Darren Long’s name, likeness, image and voice would materially adversely affect our revenues, results of operations and prospects.

We have an exclusive, perpetual, royalty-free license from Darren Long with respect to his name, likeness, image and voice for use in our businesses. If Darren Long were to resign as an officer and director of our Company, the license would cease to be exclusive, we would be limited in our ability to create new marks containing the Darren Long name, Darren Long could compete with us and we would have to pay Darren Long a royalty on revenues relating to his name. If Darren Long were to compete with us or if we were to lose our rights to use this intellectual property, our business would be adversely affected.

We are an independent brand licensing company, with no experience in the market, and failure to successfully compensate for this inexperience may adversely impact our operations and financial position.

We operate as an independent business, whose existence is predicated on the brand name GridIron BioNutrients, and we have no substantial tangible assets in a highly competitive industry. We have little operating history, no customer base and little revenue to date. This makes it difficult to evaluate our future performance and prospects. Our business must be considered in light of the risks, expenses, delays and difficulties frequently encountered in establishing a new business in an emerging and evolving industry characterized by intense competition, including:

•	our business model and strategy are still evolving and are continually being reviewed and revised;
•	we may not be able to raise the capital required to develop our initial customer base and reputation;
•	we may not be able to successfully implement our business model and strategy; and
•	our management consists is conducted largely by two persons, Daren Long, our Chief Executive Office and Chairman of the Board of Directors, and Timothy Orr, our President and a director.

We cannot be sure that we will be successful in meeting these challenges and addressing these risks and uncertainties. If we are unable to do so, our business will not be successful and the value of your investment in our company will decline.

Our failure to protect our intellectual property and proprietary technology may significantly impair our competitive advantage.

Our success and ability to compete depends in large part upon protecting our proprietary technology. We rely on a combination of patent, trademark and trade secret protection, nondisclosure and nonuse agreements to protect our proprietary rights. The steps we have taken may not be sufficient to prevent the misappropriation of our intellectual property, particularly in foreign countries where the laws may not protect our proprietary rights as fully as in the United States. The patent and trademark law and trade secret protection may not be adequate to deter third party infringement or misappropriation of our patents, trademarks and similar proprietary rights.

We may in the future initiate claims or litigation against third parties for infringement of our proprietary rights in order to determine the scope and validity of our proprietary rights or the proprietary rights of our competitors. These claims could result in costly litigation and the diversion of our technical and management personnel.

12

We may face costly intellectual property infringement claims, the result of which would decrease the amount of cash we would anticipate to operate and complete our business plan.

We anticipate that from time to time we will receive communications from third parties asserting that we are infringing certain copyright, trademark and other intellectual property rights of others or seeking indemnification against alleged infringement. If anticipated claims arise, we will evaluate their merits. Any claims of infringement brought of third parties could result in protracted and costly litigation, damages for infringement, and the necessity of obtaining a license relating to one or more of our products or current or future technologies, which may not be available on commercially reasonable terms or at all. Litigation, which could result in substantial cost to us and diversion of our resources, may be necessary to enforce our patents or other intellectual property rights or to defend us against claimed infringement of the rights of others. Any intellectual property litigation and the failure to obtain necessary licenses or other rights could have a material adverse effect on our business, financial condition and results of operations.

We incur costs associated with SEC reporting compliance, which may significantly affect our financial condition.

The Company made the decision to become an SEC “reporting company” in order to comply with applicable laws and regulations. We incur certain costs of compliance with applicable SEC reporting rules and regulations including, but not limited to attorneys’ fees, accounting and auditing fees, other professional fees, financial printing costs and Sarbanes-Oxley compliance costs in an amount estimated at approximately $25,000 per year. On balance, the Company determined that the incurrence of such costs and expenses was preferable to the Company being in a position where it had very limited access to additional capital funding.

We may be required to incur significant costs and require significant management resources to evaluate our internal control over financial reporting as required under Section 404 of the Sarbanes-Oxley Act, and any failure to comply or any adverse result from such evaluation may have an adverse effect on our stock price.

As a smaller reporting company as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended, we are required to evaluate our internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002 (“Section 404”). Section 404 requires us to include an internal control report with our Annual Report on Form 10-K. This report must include management’s assessment of the effectiveness of our internal control over financial reporting as of the end of the fiscal year. This report must also include disclosure of any material weaknesses in internal control over financial reporting that we have identified. Failure to comply, or any adverse results from such evaluation could result in a loss of investor confidence in our financial reports and have an adverse effect on the trading price of our equity securities. Achieving continued compliance with Section 404 may require us to incur significant costs and expend significant time and management resources. No assurance can be given that we will be able to fully comply with Section 404 or that we and our independent registered public accounting firm would be able to conclude that our internal control over financial reporting is effective at fiscal year-end. As a result, investors could lose confidence in our reported financial information, which could have an adverse effect on the trading price of our securities, as well as subject us to civil or criminal investigations and penalties. In addition, our independent registered public accounting firm may not agree with our management’s assessment or conclude that our internal control over financial reporting is operating effectively.

We may not be able to meet the internal control reporting requirements imposed by the SEC resulting in a possible decline in the price of our common stock and our inability to obtain future financing.

As directed by Section 404 of the Sarbanes-Oxley Act, the SEC adopted rules requiring each public company to include a report of management on the company’s internal controls over financial reporting in its annual reports. Although the Dodd-Frank Wall Street Reform and Consumer Protection Act exempts companies with a public float of less than $75 million from the requirement that our independent registered public accounting firm attest to our financial controls, this exemption does not affect the requirement that we include a report of management on our internal control over financial reporting and does not affect the requirement to include the independent registered public accounting firm’s attestation if our public float exceeds $75 million.

While we expect to expend significant resources in developing the necessary documentation and testing procedures required by Section 404 of the Sarbanes-Oxley Act, there is a risk that we may not be able to comply timely with all of the requirements imposed by this rule. Regardless of whether we are required to receive a positive attestation from our independent registered public accounting firm with respect to our internal controls, if we are unable to do so, investors and others may lose confidence in the reliability of our financial statements and our stock price and ability to obtain equity or debt financing as needed could suffer.

13

In addition, in the event that our independent registered public accounting firm is unable to rely on our internal controls in connection with its audit of our financial statements, and in the further event that it is unable to devise alternative procedures in order to satisfy itself as to the material accuracy of our financial statements and related disclosures, it is possible that we would be unable to file our Annual Report on Form 10-K with the SEC, which could also adversely affect the market for and the market price of our common stock and our ability to secure additional financing as needed.

RISKS ASSOCIATED WITH OUR SECURITIES

Our shares of common stock do not presently trade, and the price may not reflect our value and there can be no assurance that there will be an active market for our shares of common stock either now or in the future.

Although our common stock is quoted on the OTC Markets, our shares of common stock do not trade and the price of our common stock, if traded, may not reflect our value. There can be no assurance that there will be an active market for our shares of common stock either now or in the future. Market liquidity will depend on the perception of our operating business and any steps that our management might take to bring us to the awareness of investors. There can be no assurance given that there will be any awareness generated. Consequently, investors may not be able to liquidate their investment or liquidate it at a price that reflects the value of the business. As a result holders of our securities may not find purchasers our securities should they to sell securities held by them. Consequently, our securities should be purchased only by investors having no need for liquidity in their investment and who can hold our securities for an indefinite period of time.

If a more active market should develop, the price of our shares of common stock may be highly volatile. Because there may be a low price for our shares of common stock, many brokerage firms may not be willing to effect transactions in our securities. Even if an investor finds a broker willing to effect a transaction in the shares of our common stock, the combination of brokerage commissions, transfer fees, taxes, if any, and any other selling costs may exceed the selling price. Further, many lending institutions will not permit the use of such shares of common stock as collateral for any loans.

Our common stock is subject to the “penny stock” rules of the sec and the trading market in our securities is limited, which makes transactions in our stock cumbersome and may reduce the value of an investment in our stock.

Under U.S. federal securities legislation, our common stock will constitute “penny stock”. Penny stock is any equity security that has a market price of less than $5.00 per share, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, the rules require that a broker or dealer approve a potential investor’s account for transactions in penny stocks, and the broker or dealer receive from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased. In order to approve an investor’s account for transactions in penny stocks, the broker or dealer must obtain financial information and investment experience objectives of the person, and make a reasonable determination that the transactions in penny stocks are suitable for that person and the person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks. The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prepared by the Commission relating to the penny stock market, which, in highlight form sets forth the basis on which the broker or dealer made the suitability determination. Brokers may be less willing to execute transactions in securities subject to the “penny stock” rules. This may make it more difficult for investors to dispose of our common stock and cause a decline in the market value of our stock. Disclosure also has to be made about the risks of investing in penny stocks in both public offerings and in secondary trading and about the commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and the rights and remedies available to an investor in cases of fraud in penny stock transactions. Finally, monthly statements have to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.

14

We may, in the future, issue additional common shares, which would reduce investors’ percent of ownership and may dilute our share value.

Our Articles of Incorporation authorize the issuance of 200,000,000 shares of common stock. As of October 9, 2019, the Company had 122,637,500 shares of common stock issued and outstanding. Accordingly, we may issue up to an additional 77,362,500 shares of common stock. The future issuance of common stock and/or preferred stock will result in substantial dilution in the percentage of our common stock held by our then existing shareholders. We may value any common stock issued in the future on an arbitrary basis. The issuance of common stock for future services or acquisitions or other corporate actions may have the effect of diluting the value of the shares held by our investors, and might have an adverse effect on any trading market for our common stock.

Our officers and directors collectively beneficially own a majority of our stock, and accordingly, collectively have control over stockholder matters, our business and management.

As of October 9, 2017, Darren Long, the founder of GridIron BioNutrients, and the Company’s new Chief Executive Officer, Chairman of the board of directors, and Secretary, is the holder of 35,000,000 shares of common stock of the Company. Timothy Orr, the Company’s new President and a director of the Company, is the holder of 17,500,000 shares of common stock of the Company. Brian Martinho, the Company’s new Treasurer and a director, is the holder of 17,500,000 shares of common stock of the Company. Therefore, our officers and directors collectively hold approximately 57% of our issued and outstanding shares of common stock. As a result, our officers and directors will collectively have the discretion to:

•	Elect or defeat the election of our directors;
•	Amend or prevent amendment of our Articles of Incorporation or Bylaws;
•	Effect or prevent a merger, sale of assets or other corporate transaction; and
•	Affect the outcome of any other matter submitted to the stockholders for vote.

Moreover, because of the significant ownership position held by our insiders, new investors may not be able to effect a change in our business or management, and therefore, shareholders would have no recourse as a result of decisions made by management.

In addition, sales of significant amounts of shares held by our officers and directors, or the prospect of these sales, could adversely affect the market price of our common stock. Management’s stock ownership may discourage a potential acquirer from making a tender offer or otherwise attempting to obtain control of us, which in turn could reduce our stock price or prevent our stockholders from realizing a premium over our stock price.

State securities laws may limit secondary trading, which may restrict the states in which and conditions under which you can sell the shares offered by this prospectus.

Secondary trading in common stock sold in this offering will not be possible in any state until the common stock is qualified for sale under the applicable securities laws of the state or there is confirmation that an exemption, such as listing in certain recognized securities manuals, is available for secondary trading in the state. If we fail to register or qualify, or to obtain or verify an exemption for the secondary trading of, the common stock in any particular state, the common stock could not be offered or sold to, or purchased by, a resident of that state. In the event that a significant number of states refuse to permit secondary trading in our common stock, the liquidity for the common stock could be significantly impacted thus causing you to realize a loss on your investment.

The Company does not intend to seek registration or qualification of its shares of common stock the subject of this offering in any State or territory of the United States. Aside from a “secondary trading” exemption, other exemptions under state law and the laws of US territories may be available to purchasers of the shares of common stock sold in this offering,

Anti-takeover effects of certain provisions of Nevada state law hinder a potential takeover of us.

Though not now, we may be or in the future we may become subject to Nevada’s control share law. A corporation is subject to Nevada’s control share law if it has more than 200 stockholders, at least 100 of whom are stockholders of record and residents of Nevada, and it does business in Nevada or through an affiliated corporation. The law focuses on the acquisition of a “controlling interest” which means the ownership of outstanding voting shares sufficient, but for the control share law, to enable the acquiring person to exercise the following proportions of the voting power of the corporation in the election of directors:

15

(i) one-fifth or more but less than one-third, (ii) one-third or more but less than a majority, or (iii) a majority or more. The ability to exercise such voting power may be direct or indirect, as well as individual or in association with others.

The effect of the control share law is that the acquiring person, and those acting in association with it, obtains only such voting rights in the control shares as are conferred by a resolution of the stockholders of the corporation, approved at a special or annual meeting of stockholders. The control share law contemplates that voting rights will be considered only once by the other stockholders. Thus, there is no authority to strip voting rights from the control shares of an acquiring person once those rights have been approved. If the stockholders do not grant voting rights to the control shares acquired by an acquiring person, those shares do not become permanent non-voting shares. The acquiring person is free to sell its shares to others. If the buyers of those shares themselves do not acquire a controlling interest, their shares do not become governed by the control share law.

If control shares are accorded full voting rights and the acquiring person has acquired control shares with a majority or more of the voting power, any stockholder of record, other than an acquiring person, who has not voted in favor of approval of voting rights is entitled to demand fair value for such stockholder’s shares.

Nevada’s control share law may have the effect of discouraging takeovers of the corporation.

In addition to the control share law, Nevada has a business combination law which prohibits certain business combinations between Nevada corporations and “interested stockholders” for three years after the “interested stockholder” first becomes an “interested stockholder,” unless the corporation’s board of directors approves the combination in advance. For purposes of Nevada law, an “interested stockholder” is any person who is (i) the beneficial owner, directly or indirectly, of ten percent or more of the voting power of the outstanding voting shares of the corporation, or (ii) an affiliate or associate of the corporation and at any time within the three previous years was the beneficial owner, directly or indirectly, of ten percent or more of the voting power of the then outstanding shares of the corporation. The definition of the term “business combination” is sufficiently broad to cover virtually any kind of transaction that would allow a potential acquiror to use the corporation’s assets to finance the acquisition or otherwise to benefit its own interests rather than the interests of the corporation and its other stockholders.

The effect of Nevada’s business combination law is to potentially discourage parties interested in taking control of us from doing so if it cannot obtain the approval of our board of directors.

Because we do not intend to pay any cash dividends on our common stock, our stockholders will not be able to receive a return on their shares unless they sell them.

We intend to retain any future earnings to finance the development and expansion of our business. We do not anticipate paying any cash dividends on our common stock in the foreseeable future. Unless we pay dividends, our stockholders will not be able to receive a return on their shares unless they sell them. Stockholders may never be able to sell shares when desired. Before you invest in our securities, you should be aware that there are various risks. You should consider carefully these risk factors, together with all of the other information included in this annual report before you decide to purchase our securities. If any of the following risks and uncertainties develop into actual events, our business, financial condition or results of operations could be materially adversely affected.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and analysis of the results of operations and financial condition for the period from July 20, 2017 (inception) through August 31, 2017 should be read in conjunction with our financial statements, and the notes to those financial statements that are included elsewhere in this Form 8-K. References in this section to “we,” “us,” “our” or “GridIron BioNutrients” are to the consolidated business of GridIron BioNutrients.

16

Our discussion includes forward-looking statements based upon current expectations that involve risks and uncertainties, such as our plans, objectives, expectations and intentions. Actual results and the timing of events could differ materially from those anticipated in these forward-looking statements as a result of a number of factors, including those set forth under the Risk Factors, Cautionary Notice Regarding Forward-Looking Statements and Business sections in this Form 8-K. We use words such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “believe,” “intend,” “may,” “will,” “should,” “could,” and similar expressions to identify forward-looking statements.

Recent Developments

Reverse Acquisition of GridIron BioNutrients

On October 9, 2017, we completed a reverse acquisition transaction through a share exchange with GridIron BioNutrients whereby we acquired all of the issued and outstanding shares of GridIron BioNutrients in exchange for 70,000,000 shares of our common stock.

Under the terms and conditions of the Share Exchange Agreement, the Company issued 70,000,000 shares of its common stock for the acquisition of all of the issued and outstanding shares of GridIron BioNutrients. The number of common shares issued represented approximately 57.0% of the issued and outstanding common stock immediately after the consummation of the Share Exchange Agreement. The board of directors and the members of the management of the Company resigned and the board of directors and the member of the management of GridIron BioNutrients became the board of directors and the member of the management of the combined entities upon consummation of the Share Exchange Agreement.

As a result of the controlling financial interest of the former stockholders of GridIron BioNutrients, Inc., for financial statement reporting purposes, the merger between the Company and GridIron BioNutrients was treated as a reverse acquisition, with GridIron BioNutrients deemed the accounting acquirer and the Company deemed the accounting acquiree under the acquisition method of accounting in accordance with the Section 805-10-55 of the FASB Accounting Standards Codification. The reverse acquisition is deemed a capital transaction in substance whereas the assets and liabilities of GridIron BioNutrients, Inc. (the accounting acquirer) are carried forward to the Company (the legal acquirer and the reporting entity) at their carrying value before the combination and the equity structure (the number and type of equity interests issued) of GridIron BioNutrients, Inc. is being retroactively restated using the exchange ratio established in the Share Exchange Agreement and Stock Redemption Agreements to reflect the number of shares of the Company issued to effect the acquisition. The number of common shares issued and outstanding and the amount recognized as issued equity interests in the consolidated financial statements is determined by adding the number of common shares deemed issued and the issued equity interests of GridIron BioNutrients, Inc. immediately prior to the business combination to the unredeemed shares and the fair value of the Company determined in accordance with the guidance in ASC Section 805-40-55 applicable to business combinations, i.e. the equity structure (the number and type of equity interests issued) in the consolidated financial statements immediately post combination reflects the equity structure of the Company, including the equity interests the legal acquirer issued to effect the combination .

GridIron BioNutrients was incorporated on July 20, 2017, in Nevada. We are development stage company and have never generated any revenues. The commercialization of our brand licensing business is in its incipient stages and must be developed before we can commercialize the our brand and generate any revenues.

12-MONTH PLAN OF OPERATION

We have not yet generated or realized any revenues from our business. In the next 12 months, we plan to identify business to whom we can license our brand name.

Through the Company’s strategic alliances the Company plans to begin marketing and establishing the distribution channels for its products. The Company further anticipates developing additional products over the next twelve months specifically within the beverage and concentrate market. The Company believes with the current strategic alliances in place it will be better able to attract additional strategic alliances and potential funding for marketing the Company’s brands. However, there can be no assurance or guarantee that the Company will be able to secure any additional strategic alliances now or in the future or be able to attract any funding sources that would be necessary for the continued development of the Company.

Results of Operations

The Period from July 20, 2017 (Inception) through August 31, 2017

We did not earn revenues for the period from July 20, 2017 (Inception) through August 31, 2017.

17

For the period from July 20, 2017 (Inception) through August 31, 2017, we incurred total operating expenses of $13,476, consisting solely of general and administrative expenses.

For the period from July 20, 2017 (Inception) through August 31, 2017, we incurred a net loss of $13,576.

Limited Business History; Need for Additional Capital

There is no historical financial information about the Company upon which to base an evaluation of our performance. We have not generated any revenues from our business. We cannot guarantee we will be successful in our business plans. Our business is subject to risks inherent in the establishment of a new business enterprise, including limited capital resources, possible delays in the exploration and/or development, and possible cost overruns due to price and cost increases in services. We have no intention of entering into a merger or acquisition within the next twelve months and we have a specific business plan and timetable to complete our 12-month plan of operation based on the success of the primary offering.

We anticipate that additional funding, if required, will be in the form of equity financing from the sale of our common stock. However, we cannot provide investors with any assurance that we will be able to raise sufficient funding from the sale of shares to fund additional expenditures. We do not currently have any arrangements in place for any future equity financing. Our limited operating history and our lack of significant tangible capital assets makes it unlikely that we will be able to obtain significant debt financing in the near future. If such financing is not available on satisfactory terms, we may be unable to continue or expand our business. Equity financing could result in additional dilution to existing shareholders.

Liquidity and Capital Resources

At October 9, 2017, we had a cash balance of approximately $25. Such cash amount was not sufficient to commence our 12-month plan of operation. We will need to raise funds to commence our 12-month plan of operation and fund our ongoing operational expenses. Additional funding will likely come from equity financing from the sale of our common stock. If we are successful in completing equity financing, existing shareholders will experience dilution of their interest in our Company. We do not have any financing arranged and we cannot provide investors with any assurance that we will be able to raise sufficient funding from the sale of our common stock to fund our 12-month plan of operation and ongoing operational expenses. In the absence of such financing, our business will likely fail. There are no assurances that we will be able to achieve further sales of our common stock or any other form of additional financing. If we are unable to achieve the financing necessary to continue our plan of operations, then we will not be able to continue our 12-month plan of operation and our business will fail.

Summary of Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements and related notes have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Summary of Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements and related notes have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

18

Use of Estimates and Assumptions

Preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Accordingly, actual results could differ from those estimates.

Fair Value of Financial Instruments

The Company follows paragraph 820-10-35-37 of the FASB Accounting Standards Codification (“Paragraph 820-10-35-37”) to measure the fair value of its financial instruments and paragraph 825-10-50-10 of the FASB Accounting Standards Codification for disclosures about fair value of its financial instruments. Paragraph 820-10-35-37 establishes a framework for measuring fair value in accounting principles generally accepted in the United States of America (U.S. GAAP), and expands disclosures about fair value measurements. To increase consistency and comparability in fair value measurements and related disclosures, Paragraph 820-10-35-37 establishes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three (3) broad levels. The three (3) levels of fair value hierarchy defined by Paragraph 820-10-35-37 are described below:

Level 1	Quoted market prices available in active markets for identical assets or liabilities as of the reporting date.

Level 2	Pricing inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reporting date.

Level 3	Pricing inputs that are generally observable inputs and not corroborated by market data.

Financial assets are considered Level 3 when their fair values are determined using pricing models, discounted cash flow methodologies or similar techniques and at least one significant model assumption or input is unobservable.

The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. If the inputs used to measure the financial assets and liabilities fall within more than one level described above, the categorization is based on the lowest level input that is significant to the fair value measurement of the instrument.

The carrying amounts of the Company’s financial liabilities, such as accounts payable, approximate their fair values because of the short maturity of these instruments.

Transactions involving related parties cannot be presumed to be carried out on an arm's-length basis, as the requisite conditions of competitive, free-market dealings may not exist. Representations about transactions with related parties, if made, shall not imply that the related party transactions were consummated on terms equivalent to those that prevail in arm's-length transactions unless such representations can be substantiated.

Income Taxes

The Company follows the asset and liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax balances and tax loss carry-forwards. Deferred tax assets and liabilities are measured using enacted or substantially enacted tax rates expected to apply to the taxable income in the years in which those differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the date of enactment or substantive enactment.

Recent Accounting Pronouncements

In August 2014, the FASB issued Accounting Standards Update No. 2014-15, Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern, which provides guidance on determining when and how to disclose going-concern uncertainties in the financial statements. ASU 2014-15 requires management to perform interim and annual assessments of an entity’s ability to continue as a going concern within one year of the date the financial statements are issued. An entity must provide certain disclosures if conditions or events raise substantial doubt about the entity’s ability to continue as a going concern. ASU 2014-15 is effective for annual periods ending after December 15, 2016, and interim periods thereafter. Early adoption is permitted. The Company is currently evaluating the impact the adoption of ASU 2014-15 on the Company’s financial statements and disclosures.

Other recent accounting pronouncements issued by the FASB, including its Emerging Issues Task Force, the American Institute of Certified Public Accountants, and the Securities and Exchange Commission did not or are not believed by management to have a material impact on the Company's present or future consolidated financial statements.

19

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of the date hereof with respect to the holdings of: (1) each person known to us to be the beneficial owner of more than 5% of our common stock; (2) each of our directors, nominees for director and named executive officers; and (3) all directors and executive officers as a group. To the best of our knowledge, each of the persons named in the table below as beneficially owning the shares set forth therein has sole voting power and sole investment power with respect to such shares, unless otherwise indicated. Unless otherwise specified, the address of each of the persons set forth below is in care of the Company, at the address of: 4010 East Tanager Lane, #A, Mead, Washington 99021.

Title of Class	Name and Address of Beneficial Owner (6)	Amount and Nature of Beneficial Ownership	Percent of Common Stock (1)

Common Stock	Sommay Vongsa (2)	32,500,000	26.5%
Common Stock	Darren Long (3)	35,000,000	28.5%
Common Stock	Timothy Orr (4)	17,500,000	14.2%
Common Stock	Brian Martinho (5)	17,500,000	14.2%
All directors and executive officers as a group (3 persons)		70,000,000	57%

(1) As of October 9, 2017, we had 122,637,500 shares of common stock outstanding.

(2) Appointed President, Secretary, Treasurer and director on July 31, 2014, and resigned from all such positions on October 9, 2017.

(3) Appointed Chief Executive Officer, Secretary and Chairman of the Board of Directors, on October 9, 2017.

(4) Appointed President and director on October 9, 2017.

(5) Appointed Treasurer and director on October 9, 2017.

(6) Unless otherwise noted, the address of each person listed is c/o My Cloudz, 4010 East Tanager Lane, #A, Mead, Washington 99021.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the names, ages, and positions of our executive officers and directors as of the date of this Form 8-K.

Name	Age	Positions

Darren Long	58	Chief Executive Officer, Secretary, and Chairman of the Board of Directors
Timothy Orr	46	President and director
Brian Martinho	46	Treasurer and director

Darren Long

Chief Executive Officer, Secretary and Chairman of the Board of Directors

Darren Long, age 58, has served as our Chief Executive Officer, Secretary, and Chairman of the Board of Directors since October 9, 2017. From 2009 to 2014 Mr. Long was an active member of Livia, LLC where he was responsible for research and development. Mr. Long from 2014-2016 served as President of Livia Global, Inc. where he is involved with research, development and formulation of nutritional products as well as marketing; since 2014, Mr. Long has been the President of Foods for Athletes, Inc. where he oversees day to day operations including R&D, marketing and distribution of nutritional products. Mr. Long is a former NFL and USFL Tight End as well as a 3x All-American. In 1982 he led the NCAA with the most receptions by a Tight End and was 2nd overall in most receptions in a single season. He is a national speaker for athletic programs, corporations and small businesses. He also hosts the “Foods For Athletes” a health and wellness radio show that aired worldwide. Mr. Long is also an author and has been seen and heard on multiple television and radio shows. Additionally, Mr. Long was awarded the 2016 Humanitarian Award from The Hospitaller Order of Saint Lazarus of Jerusalem and the White House along with the Colonial Kentucky Award. In 1979 and 1980, Mr. Long attended College of the Sequoias, where he obtained an AA, and from 1980 to 1983, Mr. Long attended California State University, Long Beach State, where he obtained a Nutrition degree and a minor in business. Mr. Long’s background and experience as the founder of GridIron BioNutrients, Inc. led to our conclusion that he should serve as a director in light of our business and structure.

20

Timothy Orr

President and director

Timothy Orr, age 46, has served as our President and a director since October 9, 2017. Mr. Orr has over 20 years of legal, business and public and private company experience. Mr. Orr’s law practice focuses on business formation and financing tailored to small and medium size companies. Mr. Orr has acted as outside counsel for publicly traded companies as well as private companies seeking equity financing for the expansion of their business. Additionally, since 2004, Mr. Orr has owned and operated Jameson Capital, LLC, a business development consulting services company. In 1994, Mr. Orr obtained a BA in Biology from Whitworth University, and in 1998, he obtained a JD from Gonzaga School of Law. Mr. Orr’s background as a lawyer and desire to participate in the management of GridIron BioNutrients, Inc. led to our conclusion that he should serve as a director in light of our business and structure.

Brian Martinho

Treasurer and director

Brian Martinho, age 46, In addition to his role with Gridiron BioNutirients, Inc., Mr. Martinho has been the CFO for Foods For Athletes, a nutritional products company, since 2014. He has had careers in business and finance, including ownership of a property investment company, since 2009, Martinho Investments, LLC; Brian Martinho Construction, Inc., from 2006 to 2016 where Mr. Martinho was directly involved with developing new residential housing units and providing various remodeling services within the residential marketplace in central California; Mr. Martinho attended College of Sequoias, where he obtained an AA Degree. From 1994 to 1997, Mr. Martinho attended San Diego State University, where he obtained a B.S. Degree in Exercise and Nutritional Science with an Emphasis in Fitness and Health and Single Subject Teaching. From 1997 to 1998, Mr. Martinho attended National University, where he obtained a Single Subject Teaching Degree. Mr. Martinho's background and experience an entrepreneur and business owner led to our conclusion that he should serve as a director in light of our business and structure.

Employment Agreement

We have no employment agreement with any person.

Indemnification Agreements

Each of Mr. Long, Mr. Orr and Mr. Martinho have entered into an Indemnification Agreement dated October 9, 2017, with the Company, pursuant to which the Company agreed to indemnify Mr. Long, Mr. Orr and Mr. Martinho for claims against each of them that may arise in connection with the performance of their respective duties as an officer or director for the Company.

Family Relationships

No family relationships exist between Darren Long our Chief Executive Officer, Secretary, and Chairman of the Board of Directors and any person who is an affiliate of the Company.

No family relationships exist between Timothy Orr, our President and a director, and any person who is an affiliate of the Company.

No family relationships exist between Brian Martinho, our Secretary and a director, and any person who is an affiliate of the Company.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers have been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, or has been a party to any judicial or administrative proceeding during the past ten years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws, except for matters that were dismissed without sanction or settlement.

21

Code of Ethics

We have not adopted a Code of Ethics but expect to adopt a Code of Ethics and will require that each employee abide by the terms of such Code of Ethics.

EXECUTIVE COMPENSATION

The following table sets forth information regarding each element of compensation that we paid or awarded to our named executive officers for fiscal years ended August 31, 2017 and 2016, and as the date of filing of this Current Report on Form 8-K:

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)*	Option Awards ($)*	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation ($)	All Other Compensation($)	Total ($)

Sommay Vongsa (1)	2017	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
	2016	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Darren Long (2)	2017	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
	2016	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Timothy Orr (3)	2017	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
	2016	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Brian Martinho (4)	2017	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
	2016	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

______________

(1) Appointed President, Secretary, Treasurer and director on July 31, 2014, and resigned from all such positions on October 9, 2017.

(2) Appointed Chief Executive Officer, Secretary and Chairman of the Board of Directors, on October 9, 2017.

(3) Appointed President and director on October 9, 2017.

(4) Appointed Treasurer and director on October 9, 2017.

There has been no compensation awarded to, earned by, or paid to the executive officers by any person for services rendered in all capacities to us for the fiscal period ended August 31, 2017, and through the date of filing of this Form 8-K.

22

Option Grants

The following table sets forth stock option grants and compensation for the fiscal year ended August 31, 2017, and as the date of filing of this Current Report on Form 8-K:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Sommay Vongsa (1)	-0-	-0-	-0-	$-0-	N/A	-0-	-0-	-0-	-0-
Darren Long (2)	-0-	-0-	-0-	$-0-	N/A	-0-	-0-	-0-	-0-
Timothy Orr (3)	-0-	-0-	-0-	$-0-	N/A	-0-	-0-	-0-	-0-
Brian Martinho (4)	-0-	-0-	-0-	$-0-	N/A	-0-	-0-	-0-	-0-

______________

(1) Appointed President, Secretary, Treasurer and director on July 31, 2014, and resigned from all such positions on October 9, 2017.

(2) Appointed Chief Executive Officer, Secretary and Chairman of the Board of Directors, on October 9, 2017.

(3) Appointed President and director on October 9, 2017.

(4) Appointed Treasurer and director on October 9, 2017.

Option Exercises and Fiscal Year-End Option Value Table.

There were no stock options exercised by the named executive officers as of the end of the fiscal period ended September 30, 2014 and through the date of filing of this Form 8-K.

Long-Term Incentive Plans and Awards

There were no awards made to a named executive officer, under any long-term incentive plan, as of the end of the fiscal period ended September 30, 2014 and through the date of filing of this Form 8-K.

Other Compensation

There are no annuity, pension or retirement benefits proposed to be paid to officers, directors, or employees of our company in the event of retirement at normal retirement date as there was no existing plan as of the end of the fiscal year ended March 31, 2016, and through the date of filing of this Form 8-K, provided for or contributed to by our company.

DIRECTOR COMPENSATION

The following table sets forth director compensation for fiscal year ended August 31, 2017, and as the date of filing of this Current Report on Form 8-K:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation($)	Total ($)

Sommay Vongsa (1)	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Darren Long (2)	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Timothy Orr (3)	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Brian Martinho (4)	-0-	-0-	-0-	-0-	-0-	-0-	-0-

______________

(1) Appointed President, Secretary, Treasurer and director on July 31, 2014, and resigned from all such positions on October 9, 2017.

(2) Appointed Chief Executive Officer, Secretary and Chairman of the Board of Directors, on October 9, 2017.

(3) Appointed President and director on October 9, 2017.

(4) Appointed Treasurer and director on October 9, 2017.

23

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

On October 9, 2017, the Company entered into a Share Exchange Agreement (the “Share Exchange Agreement”), by and among the Company, GridIron BioNutrients, Inc., a Nevada corporation (“GridIron BioNutrients”), and the holders of common stock of GridIron BioNutrients. The holders of the common stock of GridIron BioNutrients consisted of 3 stockholders.

Under the terms and conditions of the Share Exchange Agreement, the Company offered, sold and issued 70,000,000 shares of common stock in consideration for all the issued and outstanding shares in GridIron BioNutrients. The effect of the issuance is that GridIron BioNutrients shareholders now hold approximately 57.0% of the issued and outstanding shares of common stock of the Company.

As of October 9, 2017, Darren Long, the founder of GridIron BioNutrients, and the Company’s new Chief Executive Officer, Chairman of the board of directors, and Secretary, is the holder of 35,000,000 shares of common stock of the Company. Timothy Orr, the Company’s new President and a director of the Company, is the holder of 17,500,000 shares of common stock of the Company. Brian Martinho, the Company’s new Treasurer and a director, is the holder of 17,500,000 shares of common stock of the Company. The Company’s new officers and sole director, therefore, control an aggregate of 70,000,000, or 57.0%, of the outstanding common stock of the Company, on a fully diluted basis.

As a result of the share exchange, GridIron BioNutrients is now a wholly-owned subsidiary of the Company.

On October 9, 2017, we entered into an Indemnification Agreement, with Darren Long, whereby the Company agreed to indemnify Mr. Long for claims against him that may arise in connection with the performance of his duties as an officer or director for the Company.

On October 9, 2017, we entered into an Indemnification Agreement, with Timothy Orr, whereby the Company agreed to indemnify Mr. Orr for claims against him that may arise in connection with the performance of his duties as a director for the Company.

On October 9, 2017, we entered into an Indemnification Agreement, with Brian Martinho, whereby the Company agreed to indemnify Mr. Martinho for claims against him that may arise in connection with the performance of his duties as a director for the Company.

DIRECTOR INDEPENDENCE

Our board of directors is currently composed of three members, none of whom qualifies as an independent director in accordance with the published listing requirements of the NASDAQ Global Market. The NASDAQ independence definition includes a series of objective tests, such as that a director is not, and has not been for at least three years, one of our employees and that neither the director, nor any of his family members has engaged in various types of business dealings with us. In addition, our board of directors has not made a subjective determination as to each director that no relationships exist which, in the opinion of our board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, though such subjective determination is required by the NASDAQ rules. Had our board of directors made these determinations, our board of directors would have reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management.

24

LEGAL PROCEEDINGS

We are not currently involved in any legal proceedings. From time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. Litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business.

MARKET PRICE OF AND DIVIDENDS ON OUR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market Information

Since February 6, 2017, our shares of common stock were been quoted on the OTC Pink tier of the OTC Markets Group, Inc., under the stock symbol “MYYZ”. The following table shows the reported high and low closing bid prices per share for our common stock based on information provided by the OTC Markets. The over-the-counter market quotations set forth for our common stock reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not necessarily represent actual transactions.

	Common Stock Bid Price
Financial Quarter Ended	High ($)	Low ($)

August 31, 2017	0.025	0.025
May 31, 2017	0.025	0.025
February 28, 2017	0.025	0.025

As of October 9, 2017, approximately 122,637,500 shares of our common stock were issued and outstanding.

Holders

As of October 9, 2017, there were approximately 79 holders of record of our common stock. This number does not include shares held by brokerage clearing houses, depositories or others in unregistered form.

Dividends

We have never declared or paid a cash dividend. Any future decisions regarding dividends will be made by our Board of Directors. We currently intend to retain and use any future earnings for the development and expansion of our business and do not anticipate paying any cash dividends in the foreseeable future. Our Board of Directors has complete discretion on whether to pay dividends. Even if our Board of Directors decides to pay dividends, the form, frequency and amount will depend upon our future operations and earnings, capital requirements and surplus, general financial condition, contractual restrictions and other factors that the Board of Directors may deem relevant.

Securities Authorized for Issuance under Equity Compensation Plans

We do not have in effect any compensation plans under which our equity securities are authorized for issuance.

Penny Stock Regulations

The Commission has adopted regulations which generally define “penny stock” to be an equity security that has a market price of less than $5.00 per share. Our common stock, when and if a trading market develops, may fall within the definition of penny stock and be subject to rules that impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000, or annual incomes exceeding $200,000 individually, or $300,000, together with their spouse).

25

For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of such securities and have received the purchaser’s prior written consent to the transaction. Additionally, for any transaction, other than exempt transactions, involving a penny stock, the rules require the delivery, prior to the transaction, of a risk disclosure document mandated by the Commission relating to the penny stock market. The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and, if the broker-dealer is the sole market-maker, the broker-dealer must disclose this fact and the broker-dealer’s presumed control over the market. Finally, monthly statements must be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks. Consequently, the “penny stock” rules may restrict the ability of broker-dealers to sell our common stock and may affect the ability of investors to sell their common stock in the secondary market.

RECENT SALES OF UNREGISTERED SECURITIES

Reference is made to the disclosure set forth under Item 3.02 of this report, which disclosure is incorporated by reference into this section.

DESCRIPTION OF OUR SECURITIES

Introduction

In the discussion that follows, we have summarized selected provisions of our articles of incorporation relating to our capital stock. This summary is not complete. This discussion is subject to the relevant provisions of Nevada law and is qualified in its entirety by reference to our articles of incorporation and our bylaws. You should read our articles of incorporation and our bylaws as currently in effect for provisions that may be important to you.

Authorized Capital Stock

Our authorized share capital consists of 200,000,000 shares of common stock, par value $0.0001 per share. As of October 9, 2017, there were 122,637,500 shares of our common stock issued and outstanding.

Common Stock

Each share of our common stock entitles its holder to one vote in the election of each director and on all other matters voted on generally by our stockholders, other than any matter that (1) solely relates to the terms of any outstanding series of preferred stock or the number of shares of that series and (2) does not affect the number of authorized shares of preferred stock or the powers, privileges and rights pertaining to the common stock. No share of our common stock affords any cumulative voting rights. This means that the holders of a majority of the voting power of the shares voting for the election of directors can elect all directors to be elected if they choose to do so.

Holders of our common stock will be entitled to dividends in such amounts and at such times as our Board of Directors in its discretion may declare out of funds legally available for the payment of dividends. We currently intend to retain our entire available discretionary cash flow to finance the growth, development and expansion of our business and do not anticipate paying any cash dividends on the common stock in the foreseeable future. Any future dividends will be paid at the discretion of our Board of Directors after taking into account various factors, including:

•	general business conditions;
•	industry practice;
•	our financial condition and performance;
•	our future prospects;
•	our cash needs and capital investment plans;
•	income tax consequences; and
•	the restrictions Nevada and other applicable laws and our credit arrangements then impose.

If we liquidate or dissolve our business, the holders of our common stock will share ratably in all our assets that are available for distribution to our stockholders after our creditors are paid in full.

Our common stock has no preemptive rights and is not convertible or redeemable or entitled to the benefits of any sinking or repurchase fund.

26

Transfer Agent and Registrar

The transfer agent for our common stock is Empire Stock Transfer whose address is 1859 Whitney Mesa Drive, Henderson, Nevada 89014, and whose telephone number is (702) 818-5898.

INDEMNIFICATION OF OFFICERS AND DIRECTORS

Subsection 7 of Section 78.138 of the Nevada Revised Statutes (the “Nevada Law”) provides that, subject to certain very limited statutory exceptions, a director or officer is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his or her capacity as a director or officer, unless it is proven that the act or failure to act constituted a breach of his or her fiduciary duties as a director or officer and such breach of those duties involved intentional misconduct, fraud or a knowing violation of law. The statutory standard of liability established by Section 78.138 controls even if there is a provision in the corporation’s articles of incorporation unless a provision in the Company’s Articles of Incorporation provides for greater individual liability.

Subsection 1 of Section 78.7502 of the Nevada Law empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (any such person, a “Covered Person”), against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the Covered Person in connection with such action, suit or proceeding if the Covered Person is not liable pursuant to Section 78.138 of the Nevada Law or the Covered Person acted in good faith and in a manner the Covered Person reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceedings, had no reasonable cause to believe the Covered Person’s conduct was unlawful.

Subsection 2 of Section 78.7502 of the Nevada Law empowers a corporation to indemnify any Covered Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in the capacity of a Covered Person against expenses, including amounts paid in settlement and attorneys’ fees actually and reasonably incurred by the Covered Person in connection with the defense or settlement of such action or suit, if the Covered Person is not liable pursuant to Section 78.138 of the Nevada Law or the Covered Person acted in good faith and in a manner the Covered Person reasonably believed to be in or not opposed to the best interests of the Corporation. However, no indemnification may be made in respect of any claim, issue or matter as to which the Covered Person shall have been adjudged by a court of competent jurisdiction (after exhaustion of all appeals) to be liable to the corporation or for amounts paid in settlement to the corporation unless and only to the extent that the court in which such action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances the Covered Person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

Section 78.7502 of the Nevada Law further provides that to the extent a Covered Person has been successful on the merits or otherwise in the defense of any action, suit or proceeding referred to in Subsection 1 or 2, as described above, or in the defense of any claim, issue or matter therein, the corporation shall indemnify the Covered Person against expenses (including attorneys’ fees) actually and reasonably incurred by the Covered Person in connection with the defense.

Subsection 1 of Section 78.751 of the Nevada Law provides that any discretionary indemnification pursuant to Section 78.7502 of the Nevada Law, unless ordered by a court or advanced pursuant to Subsection 2 of Section 78.751, may be made by a corporation only as authorized in the specific case upon a determination that indemnification of the Covered Person is proper in the circumstances. Such determination must be made (a) by the stockholders, (b) by the board of directors of the corporation by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding, (c) if a majority vote of a quorum of such non-party directors so orders, by independent legal counsel in a written opinion, or (d) by independent legal counsel in a written opinion if a quorum of such non-party directors cannot be obtained.

27

Subsection 2 of Section 78.751 of the Nevada Law provides that a corporation’s articles of incorporation or bylaws or an agreement made by the corporation may require the corporation to pay as incurred and in advance of the final disposition of a criminal or civil action, suit or proceeding, the expenses of officers and directors in defending such action, suit or proceeding upon receipt by the corporation of an undertaking by or on behalf of the officer or director to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the corporation. Subsection 2 of Section 78.751 further provides that its provisions do not affect any rights to advancement of expenses to which corporate personnel other than officers and directors may be entitled under contract or otherwise by law.

Subsection 3 of Section 78.751 of the Nevada Law provides that indemnification pursuant to Section 78.7502 of the Nevada Law and advancement of expenses authorized in or ordered by a court pursuant to Section 78.751 does not exclude any other rights to which the Covered Person may be entitled under the articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his or her official capacity or in another capacity while holding his or her office. However, indemnification, unless ordered by a court pursuant to Section 78.7502 or for the advancement of expenses under Subsection 2 of Section 78.751 of the Nevada Law, may not be made to or on behalf of any director or officer of the corporation if a final adjudication establishes that his or her acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and were material to the cause of action. Additionally, the scope of such indemnification and advancement of expenses shall continue for a Covered Person who has ceased to be a director, officer, employee or agent of the corporation, and shall inure to the benefit of his or her heirs, executors and administrators.

Section 78.752 of the Nevada Law empowers a corporation to purchase and maintain insurance or make other financial arrangements on behalf of a Covered Person for any liability asserted against such person and liabilities and expenses incurred by such person in his or her capacity as a Covered Person or arising out of such person’s status as a Covered Person whether or not the corporation has the authority to indemnify such person against such liability and expenses.

The Bylaws of the Company provide for indemnification of Covered Persons substantially identical in scope to that permitted under the Nevada Law. Such Bylaws provide that the expenses of directors and officers of the Company incurred in defending any action, suit or proceeding, whether civil, criminal, administrative or investigative, must be paid by the Company as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of such director or officer to repay all amounts so advanced if it is ultimately determined by a court of competent jurisdiction that the director or officer is not entitled to be indemnified by the Company.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

We have had no other changes to our independent registered public accountants within the past two fiscal years.

Item 3.02 Unregistered Sales of Equity Securities.

On October 9, 2017, My Cloudz, Inc. entered into a Share Exchange Agreement (the “Share Exchange Agreement”), by and among the Company, GridIron BioNutrients, Inc., a Nevada corporation (“GridIron BioNutrients”), and the holders of common stock of GridIron BioNutrients. The holders of the common stock of GridIron BioNutrients consisted of 3 stockholders.

Under the terms and conditions of the Share Exchange Agreement, the Company offered, sold and issued 70,000,000 shares of common stock in consideration for all the issued and outstanding shares in GridIron BioNutrients. The effect of the issuance is that GridIron BioNutrients shareholders now hold approximately 57.0% of the issued and outstanding shares of common stock of the Company.

The Company offered and sold the shares in reliance on the exemptions from registration provided by Rule 506 and/or Section 4(a)(2) of Securities Act of 1933, as amended (the “Securities Act”), and Rule 903(b)(3) of Regulation S, promulgated under the Securities Act.

28

Item 5.01 Changes in Control of Registrant.

As of October 9, 2017, Darren Long, the founder of GridIron BioNutrients, and the Company’s new Chief Executive Officer, Chairman of the board of directors, and Secretary, is the holder of 35,000,000 shares of common stock of the Company. Timothy Orr, the Company’s new President and a director of the Company, is the holder of 17,500,000 shares of common stock of the Company. Brian Martinho, the Company’s new Treasurer and a director, is the holder of 17,500,000 shares of common stock of the Company. The Company’s new officers and sole director, therefore, control an aggregate of 70,000,000, or 57.0%, of the outstanding common stock of the Company, on a fully diluted basis.

Item 5.06 Change in Shell Company Status

Reference is made to the disclosure set forth under Items 1.01 and 2.01 of this Form 8-K, which disclosure is incorporated herein by reference. On October 9, 2017, the Company entered into the Share Exchange Agreement, dated October 9, 2017, by and among the Company, GridIron BioNutrients, Inc., a Nevada corporation (“GridIron BioNutrients”), and the holders of common stock of GridIron BioNutrients. The holders of the common stock of GridIron BioNutrients consisted of 3 persons. As a result of the share exchange, GridIron BioNutrients is now a wholly-owned subsidiary of the Company. As a result of the consummation of the transactions contemplated by the Share Exchange Agreement, GridIron BioNutrients became our wholly-owned operating subsidiary and we are no longer a shell company as that term is defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Filed herewith as Exhibit 99.1 to Form 8-K and incorporated herein by reference are financial statements for GridIron BioNutrients, Inc., a Nevada corporation, for the period from July 20, 2017 (inception) through August 31, 2017.

(b) Pro Forma Financial Information.

Filed herewith as Exhibit 99.2 to this Form 8-K and incorporated herein by reference is unaudited pro forma combined financial information of the Company, and its wholly owned subsidiary, GridIron BioNutrients, Inc., a Nevada corporation.

(c) Shell Company Transactions.

Reference is made to Items 9.01(a) and 9.01(b) and the exhibits referred to therein which are incorporated herein by reference.

(d) Exhibits:

Exhibit	Description

2.1	Share Exchange Agreement, dated October 9, 2017, by and among the My Cloudz, Inc., GridIron BioNutrients, Inc., a Nevada corporation, and the holders of common stock of GridIron BioNutrients, Inc. (1)

10.1	Indemnification Agreement dated October 9, 2017, by and between My Cloudz, Inc. and Darren Long. (1)

10.2	Indemnification Agreement dated October 9, 2017, by and between My Cloudz, Inc. and Timothy Orr. (1)

10.3	Indemnification Agreement dated October 9, 2017, by and between My Cloudz, Inc. and Brian Martinho. (1)

10.4	Manufacturer Distribution Agreement, dated November 22, 2017, by and between GridIron BioNutrients, Inc., a Nevada corporation, and TOK, Inc (3).

10.5

Endorsement Agreement, dated October 30, 2017, by and among GridIron BioNutrients, Inc., a Nevada corporation, National Football League Alumni, Inc. (“NFLA”), National Football League Alumni – Northern California Chapter, and Food For Athletes, Inc. (2)

10.6

Endorsement Agreement Addendum I, dated November 7, 2017, by and among GridIron BioNutrients, Inc., a Nevada corporation, National Football League Alumni, Inc. (“NFLA”), National Football League Alumni – Northern California Chapter, and Food For Athletes, Inc. (2)

10.7	Description of Verbal Agreement dated October 9, 2017 by and between My Cloudz, Inc. and Darren Long

99.1	Financial Statements for GridIron BioNutrients, Inc., a Nevada corporation, for the period from July 20, 2017 (inception) through August 31, 2017. (1)

99.2	Unaudited Pro Forma Combined Financial Information dated August 31, 2017, of My Cloudz, Inc. and its Wholly-Owned Subsidiary, GridIron BioNutrients, Inc., a Nevada corporation. (1)

____________

(1) Incorporated by reference to Current Report on Form 8-K (File No. 000-55852), filed with the Securities and Exchange Commission on October 10, 2017

(2) Incorporated by reference to Current Report on Form 8-K (File No. 000-55852), filed with the Securities and Exchange Commission on December 6, 2017

(3) Incorporated by reference to Amendment No. 1 Current Report on Form 8-K (File No. 00055852), filed with the Securities and Exchange Commission on January 3, 2018.

29

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

My Cloudz, Inc.

Date: February 2, 2018	By:	/s/ Timothy Orr
	Name:	Timothy Orr
	Title:	President (principal executive officer, principal financial officer and principal accounting officer)

30